Exhibit 10.10
Third Amendment to Consulting Agreement
This Third Amendment to Consulting Agreement (this “Third Amendment”) is made on April 7, 2020 by and between Scientific Games Corporation, a Nevada corporation, (the “Company”) and Richard Haddrill (“Consultant”).
WHEREAS, the Company and Consultant entered into a Consulting Agreement dated as of February 26, 2018, which was amended effective as of January 1, 2019 and April 29, 2019 (as amended, the “Consulting Agreement”);
NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Decrease in Monthly Fees. The Agreement is hereby amended by adding the following sentence to the end of the first paragraph of Annex B:
“Effective as of May 1, 2020, and until and through July 31, 2020, Consultant will be paid twenty thousand eight hundred and thirty-three U.S. dollars and thirty-three cents ($20,833.33) each month for the Services provided hereunder for that period of time.”
2. Except as set forth in this Third Amendment, all terms and conditions of the Consulting Agreement shall remain unchanged and in full force and effect in accordance with their terms. All references to the “Agreement” in the Consulting Agreement shall refer to the Consulting Agreement as amended by this Third Amendment. Any defined terms used in this Third Amendment and not defined herein shall have the meaning as set forth in the Consulting Agreement.
        3. This Third Amendment may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment.
IN WITNESS WHEREOF, each of the parties hereto has duly executed this Third Amendment as of April 7, 2020.
SCIENTIFIC GAMES CORPORATION

By: _/s/ Michael Quartieri ______________
Name: Michael Quartieri
Title: EVP, Chief Financial Officer

_/s/ Richard Haddrill ____________________
Richard Haddrill

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